Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.6195%



        Excess Protection Level
          3 Month Average   5.55%
          October, 1998   5.96%
          September, 1998   4.37%
          August, 1998   6.33%


        Cash Yield                                  18.93%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.99%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,431,640,609.22